UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ADVISORY RESEARCH FUNDS

Advisory Research All Cap Value Fund (ADVGX)

Advisory Research Strategic Income Fund (ADVNX)

ANNUAL REPORT

OCTOBER 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Fund at (888) 665-1414 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at (888) 665-1414 if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Advisory Research Funds

Each a series of Investment Managers Series Trust

Table of Contents

Advisory Research All Cap Value Fund
Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Advisory Research Strategic Income Fund
Letter to Shareholders	8
Fund Performance	10
Schedule of Investments	12
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	33
Supplemental Information	34
Expense Examples	45

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

Dear Shareholder,

The past twelve months have seen both gains and volatility in the U.S. stock market. The period started out with a thud, as the S&P 500 Index fell -7.18% in the last two months of 2018 on concerns that economic growth was slowing and the Federal Reserve (the Fed) was being too restrictive on monetary policy. However, equities rallied in 2019, as the Fed pivoted to an accommodative monetary policy and economic growth held up better than investors may have expected. As of October 31, 2019, the Advisory Research All Cap Value Fund returned 12.95% for the trailing 12 months (its fiscal year), which beat the 10.65% return of its primary benchmark, the Russell 3000 Value Index. We believe we have a distinctive approach to the market, looking for profitable, well-capitalized companies with strong asset bases that trade at a discount to our estimate of their net asset value. We are quite pleased that our strategy delivered these strong absolute gains to our investors and outperformed the benchmark again this year, as it did in fiscal 2018 and the past three- and five-year periods.

Market & Portfolio Overview

As noted above, the equity market exhibited strong overall performance during the fund’s fiscal year, but there were periods of volatility caused by concerns over economic growth, trade tensions (principally between the U.S. and China), and the direction of Fed monetary policy. As trade tensions appeared to ease in the fall of 2019, the equity market rallied to a new high, with the S&P 500 reaching a record 3047 on October 30, 2019.

While the U.S. equity market performed well, the overall economic picture has been mixed. On the positive side, unemployment reached a 50-year low in September at 3.5%. Inflation remains benign, with the Fed’s preferred gauge (the Personal Consumption Expenditure Core Price Index) remaining below 2%. GDP growth clocked in at 2.0% for the trailing 12 months through September 30, 2019, which is average for the period since the last recession. On the downside, the ISM Manufacturing Purchasing Managers’ Index (PMI) posted three straight months of readings below 50 between August and October 2019, which suggests the manufacturing sector is contracting. And rail traffic has seen persistent volume declines since February, owing in part to trade tensions and a slower manufacturing sector.

Concerns over economic growth and trade tensions were reflected in interest rates, with the benchmark 10-year Treasury falling from a peak of 3.24% in November 2018 to 1.46% in early September 2019. The Fed cut the target federal funds rate three times in the back half of the fiscal year, from a range of 2.25%-2.50% to 1.50%-1.75%. The Fed’s actions, combined with positive comments from U.S. and China negotiators on trade policy, appeared to buoy the markets into the end of the fiscal year, with the S&P 500 closing at 3038 and the 10-year Treasury’s yield bouncing back to 1.69% on October 31, 2019.

We remain cognizant of these macroeconomic factors and their impacts on our portfolio companies; however, our primary focus remains on company and industry fundamentals, which drive stock price performance over an economic and market cycle.

Portfolio Review

The Advisory Research All Cap Value Fund outperformed the Russell 3000 Value Index 12.95% to 10.63% during the fiscal year. At the sector level, we benefited from being underweight the energy sector, which was the weakest of the nine Russell 3000 Value sectors on concerns over slowing economic growth and its attendant impact on oil demand. Additionally, our one holding in that sector, Chevron Corp. (CVX), had a positive return of 8.22% while the energy sector as a whole recorded a loss of -14.10% and was the only Russell 3000 Value sector to post a decline during the fiscal year. Conversely, our biggest sector headwind was the utilities sector, where we have no exposure. The Russell 3000 Value utilities sector returned 21.20% for the fiscal year. Utilities are both yield plays and viewed as safe havens, and they benefited from the drop in interest rates and economic volatility. We have no predisposition against utilities – in fact, there are a couple we would love to own at the right price. Currently, utilities trade at extremely high valuations given growth prospects. We await an attractive entry point.

1

At the company level, two strong performers during the fiscal year were CDW Corp. (CDW) and Starbucks Corp. (SBUX). Based in Riverwoods, IL, CDW is the leading value-added reseller of technology products in the U.S. It provides information technology products and solutions to customers in the corporate (primarily small and medium-sized businesses), health care, government, and education sectors. The company reported strong results which exceeded investor expectations throughout the year, with mid-teens earnings growth. CDW has been a long-term winner in its market, and it continues to grow its market share and earnings. It also has rapidly grown its dividend and returns money to shareholders through share repurchases. Starbucks, the Seattle-based coffee chain, reported solid results throughout the year, with same store sales growth and earnings that beat expectations. In particular, global same store sales grew 5% for its fiscal year ended September 30, 2019, driven by positive contributions from increases in average ticket and comparable transactions. A material increase in traffic in the last two quarters of Starbucks’ fiscal 2019 was a positive after several quarters of muted traffic patterns. It appears the company is overcoming in-store execution issues (coordinating online/app orders with in-store orders for timely delivery), and menu innovation continues to play an important role in driving traffic (the company called out its cold beverages platform as key to restoring afternoon sales growth). We continue to like Starbucks given its competitive positioning, growth opportunities in the U.S. and abroad (especially China), smart strategic decisions (such as its recent consumer packaged goods partnership with Nestlé), and prudent capital allocation (returning money to shareholders through a good and growing dividend plus share repurchases).

Two positions that detracted from performance were Fox Corp. (FOX) and UnitedHealth Group Inc. (UNH). Fox Corp. comprises the assets remaining after The Walt Disney Co. (DIS) acquired a majority of the assets of Twenty-First Century Fox, Inc. The “new” Fox Corp. owns the Fox TV network, cable networks (including Fox News and FS1), as well as over two dozen local broadcast stations around the country. We owned Twenty-First Century Fox for several years, and when the Disney transaction closed in March, we received Disney stock and new Fox stock. Fox traded down over concerns that affiliate fee revenue would slow down. Affiliate fee revenue is what cable and satellite operators pay cable network operators to carry their channels. We believe this issue will prove transitory and that Fox has several catalysts over the coming years to grow profitability. The company has a strong balance sheet and generates substantial free cash flow, much of which we expect to be returned to shareholders through a combination of dividends and share repurchases. UnitedHealth, based in Eden Prairie, MN, is a leading managed care company. It sponsors corporate and government health plans and provides a diverse suite of ancillary services through its Optum segment. The company reported good bottom-line earnings results during the year, but the medical loss ratio (MLR) was higher than expected, raising concerns about the trajectory of costs going forward. MLR is the percentage of premiums that go to claims and related expenses that improve quality of care. In addition, there continue to be concerns over “Medicare for All” proposals from certain presidential candidates, which could negatively impact or eliminate the major businesses of health insurers. We think managed care companies are here to stay. The government has increasingly relied on them to make health care more cost-effective, and surveys show that most people with private plans like them and would not want a government-run replacement. In addition, UnitedHealth has consistently grown earnings and generates substantial free cash flow which it has returned to investors through a growing dividend and share repurchases. We believe the company has a continued trajectory for growth.

The performance data quoted presents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

2

Outlook

We remain pleased with the performance of the portfolio, over the past year and long-term. We believe that keeping a sharp eye on fundamentals, as well as the price paid for them, will continue to work. Return on equity (ROE) is a telling indicator of business quality, and our portfolio’s 19.1% ROE is materially above the Russell 3000 Value Index’s 14.1% level. We also want our businesses to exhibit good earnings growth going forward, and the weighted average estimated earnings per share growth for the portfolio is 11.1% over the next three to five years, compared to 6.1% for the index. At the same time, we want our companies to have sound balance sheets. Our portfolio’s net debt to equity ratio is 1.01x, whereas the benchmark is at 1.12x.1 Overall, we think our forward price-to-earnings ratio of 16.5x, a little higher than the Russell 3000 Value’s 15.3x, is warranted.

We remain confident in our process and current positioning. By focusing on both downside protection and upside potential over a multi-year investment horizon, we believe the fund is well-positioned for a positively skewed risk/reward payoff. Relative to our benchmark, we own businesses that generate higher returns and are growing earnings faster, with responsible financial positions.

We thank you for investing in the Advisory Research All Cap Value Fund and look forward to updating you again in 2020.

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk. Foreign and US currencies may unfavorably fluctuate in value relative to each other. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, difference in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Stocks are subject to substantial risks that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The Fund may write covered call options on its holdings and will forgo the opportunity to benefit from potential increases in the value of that security, but will continue to bear the risk of declines in the value of the security.

[1]	Net debt to equity reduces debt in the numerator by cash on the balance sheet; the calculation excludes companies with negative common equity.

3

Advisory Research All Cap Value Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 3000 Value Index. Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2019	1 Year	5 Years	Since Inception	Inception Date
Advisory Research All Cap Value Fund	12.95%	9.05%	11.25%	11/16/09
Russell 3000 Value Index	10.65%	7.52%	11.20%	11/16/09

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 1.78% and 1.00%, respectively, which were the amounts stated in the current prospectus dated March 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.00% of the average daily net assets of the Fund. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

4

Advisory Research All Cap Value Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS — 97.2%
	BANKING — 11.2%
8,298	First Interstate BancSystem, Inc. - Class A	$348,184
19,835	Horizon Bancorp, Inc.	362,088
2,714	JPMorgan Chase & Co.	339,033
		1,049,305
	CHEMICALS — 3.4%
29,605	Element Solutions, Inc. *	321,510
	COMMERCIAL SERVICES — 2.9%
3,245	Brink's Co.	275,695
	DESIGN, MANUFACTURING & DISTRIBUTION — 3.0%
7,096	Avnet, Inc.	280,718
	DISTRIBUTORS - CONSUMER STAPLES — 3.2%
9,850	Core-Mark Holding Co., Inc.	300,622
	ELECTRICAL EQUIPMENT — 3.3%
3,403	TE Connectivity Ltd.	304,569
	GAMING, LODGING & RESTAURANTS — 2.8%
3,114	Starbucks Corp.	263,320
	HEALTH CARE FACILITIES & SERVICES — 4.8%
827	Anthem, Inc.	222,529
901	UnitedHealth Group, Inc.	227,683
		450,212
	HOME & OFFICE PRODUCTS — 7.8%
6,904	Fortune Brands Home & Security, Inc.	414,585
1,960	Snap-on, Inc.	318,833
		733,418
	INSURANCE — 4.3%
1,909	Berkshire Hathaway, Inc. - Class B *	405,815
	MANUFACTURED GOODS — 4.3%
12,381	TriMas Corp. *	400,154
	MEDIA — 9.1%
312	Alphabet, Inc. - Class A *	392,745
8,663	Fox Corp.	270,632
1,429	Walt Disney Co.	185,656
		849,033
	MEDICAL EQUIPMENT & DEVICES — 3.5%
3,042	Medtronic PLC	331,274
	OIL, GAS & COAL — 3.9%
3,171	Chevron Corp.	368,280

5

Advisory Research All Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	PASSENGER TRANSPORTATION — 3.8%
6,485	Delta Air Lines, Inc.	$357,194
	REAL ESTATE — 3.6%
3,008	Howard Hughes Corp. *	336,355
	RETAIL - CONSUMER STAPLES — 2.0%
1,107	Casey's General Stores, Inc.	189,087
	RETAIL - DISCRETIONARY — 3.7%
6,056	TJX Cos., Inc.	349,128
	SOFTWARE — 3.3%
2,137	Microsoft Corp.	306,382
	SPECIALTY FINANCE — 6.3%
2,603	American Express Co.	305,280
3,611	Discover Financial Services	289,819
		595,099
	TECHNOLOGY SERVICES — 2.3%
1,711	CDW Corp.	218,854
	TRANSPORTATION & LOGISTICS — 3.2%
1,792	Union Pacific Corp.	296,504
	TRANSPORTATION EQUIPMENT — 1.5%
3,161	Allison Transmission Holdings, Inc.	137,851
	TOTAL COMMON STOCKS (Cost $6,597,013)	9,120,379

Principal Amount
	SHORT-TERM INVESTMENTS — 3.0%
$287,348	UMB Money Market Fiduciary, 0.25% [1]	287,348
	TOTAL SHORT-TERM INVESTMENTS (Cost $287,348)	287,348

	TOTAL INVESTMENTS — 100.2% (Cost $6,884,361)	9,407,727

	Liabilities in Excess of Other Assets — (0.2)%	(22,809)
	TOTAL NET ASSETS — 100.0%	$9,384,918

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

6

Advisory Research All Cap Value Fund

SUMMARY OF INVESTMENTS

As of October 31, 2019

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Banking	11.2%
Media	9.1%
Home & Office Products	7.8%
Specialty Finance	6.3%
Health Care Facilities & Services	4.8%
Insurance	4.3%
Manufactured Goods	4.3%
Oil, Gas & Coal	3.9%
Passenger Transportation	3.8%
Retail - Discretionary	3.7%
Real Estate	3.6%
Medical Equipment & Devices	3.5%
Chemicals	3.4%
Software	3.3%
Electrical Equipment	3.3%
Distributors - Consumer Staples	3.2%
Transportation & Logistics	3.2%
Design, Manufacturing & Distribution	3.0%
Commercial Services	2.9%
Gaming, Lodging & Restaurants	2.8%
Technology Services	2.3%
Retail - Consumer Staples	2.0%
Transportation Equipment	1.5%
Total Common Stocks	97.2%
Short-Term Investments	3.0%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

7

Dear Shareholder,

The Advisory Research Strategic Income Fund completed fiscal year 2019 on October 31 with a 10.00% return, behind the Bloomberg Barclays Intermediate Credit Index, which had a 10.37% return. When interest rates fall sharply, as they did in fiscal 2019, the value of a fixed income security generally rises, and that’s what happened to most of the portfolio this year. As explained below, we have high conviction in our positioning, including our allocation to fixed rate preferred securities, which detracted from relative performance this year. Our investment process focuses on finding and investing in several types of income-generating securities, where we believe we can obtain an attractive spread over the yield on treasuries while preserving solid overall credit quality and protecting against downside from fluctuations in interest rates.

Market & Portfolio Overview

Interest rates fell dramatically over the past 12 months. The fiscal year began with the yield on the 10-year Treasury peaking at 3.23% in early November 2018. However, rates began to fall with concerns over economic growth and trade tensions, particularly with China. The 10-year Treasury’s yield drifted down for most of the fiscal year, breaching the 2% mark midyear and bottoming at 1.46% in early September. The Federal Reserve (the Fed) cut the target federal funds rate three times in the back half of the fiscal year, from a range of 2.25%-2.50% to a range of 1.50%-1.75%. The Fed’s actions, combined with positive comments from U.S. and China negotiators on trade policy, appeared to buoy the markets into the end of the fiscal year, with the S&P 500 closing at 3038 and the 10-year Treasury’s yield bouncing back to 1.69% on October 31, 2019.

The overall economic picture is mixed. Unemployment reached a 50-year low in September at 3.5%. Inflation remains benign, with the Fed’s preferred gauge (the Personal Consumption Expenditure Core Price Index) below 2%. GDP growth clocked in at 2.0% for the trailing 12 months through September 30, 2019, which is average for the period since the last recession. On the downside, the ISM Manufacturing Purchasing Managers’ Index (PMI) posted three straight months of readings below 50 between August and October 2019, which suggests the manufacturing sector is contracting. And rail traffic has seen persistent volume declines since February, owing in part to trade tensions and a slower manufacturing sector.

We don’t have a crystal ball (and neither does anyone else) but it has been over 10 years since the end of the last recession, and the economy remains cyclical. Given current economic and market signals, we have remained defensive in our investment baskets.

Portfolio Review

As noted above, the declining interest rate environment over the past year was a tailwind for fixed income securities. The Fund’s underperformance can largely be attributed to its allocation of fixed rate preferred securities, and, to a lesser degree, treasury bills. While the Fund’s holdings of fixed rate preferreds positively contributed to absolute performance, total returns failed to keep up with the benchmark. Generally speaking, we own high quality, high coupon fixed rate preferreds, which at times can be less sensitive to declining interest rates when the absolute level of interest rates is low, given their callable feature. In this regard, we saw several of our fixed rate preferreds get called this year. Additionally, while our allocation to treasury bills is small, these securities are typically far less sensitive to changes in interest rates given their very short maturities, and they only contributed modestly to the Fund’s absolute performance.

Given the decline in interest rates and the current economic backdrop, we have maintained increased exposure to short and intermediate term bonds, which should have the effect of reducing credit sensitivity and offering greater duration protection.

8

The performance data quoted presents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

Outlook

Moving forward, we would expect the Federal Reserve to maintain an accommodative stance on monetary policy. Whether this reignites economic growth remains to be seen. Our portfolio is well-diversified and defensively positioned more toward the short-intermediate bucket than the long bucket, given the absolute low level of interest rates and relative narrowness of credit spreads.

The U.S. economy is now in its tenth year of an up cycle, one of the longest on record. We do not foresee a recession in the near term, but recessions do tend to materialize every decade or so.

Given the level of interest rates (low), spreads (narrow), and the point at which we are in the economic cycle (late expansion), we believe our overall positioning, particularly relative to our peers, is prudent. Longer term, we believe that maintaining a diversified portfolio of securities from high-quality issuers is paramount to investment success, particularly in an environment that will likely see continued volatility.

As we have done in the past, we will adjust our portfolio’s weightings of longer duration and short/intermediate duration securities taking into account a variety of factors, including the current yield curve, comparable yields abroad, credit spreads, and underlying economic trends.

We thank you for investing in the Advisory Research Strategic Income Fund and look forward to updating you again in 2020.

Advisory Research, Inc.

Current and future portfolio holdings are subject to change and risk. The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. Foreign and US currencies may unfavorably fluctuate in value relative to each other. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment. Portfolio metrics and characteristics reflect that of the underlying securities and do not represent or predict the performance of the fund itself.

Return on equity (ROE) is a measure of financial performance calculated by dividing net income by shareholders' equity. Because shareholders' equity is equal to a company’s assets minus its debt, ROE could be thought of as the return on net assets.

Weighted average is a calculation that takes into account the varying degrees of importance of the numbers in a data set. Earnings per share (EPS) is calculated as a company's profit divided by the outstanding shares of its common stock. The resulting number serves as an indicator of a company's profitability. It is common for a company to report EPS that is adjusted for extraordinary items and potential share dilution. The higher a company's EPS, the more profitable it is considered. Forward price-to-earnings (forward P/E) is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. While the earnings used in this formula are just an estimate and are not as reliable as current or historical earnings data, there is still benefit in estimated P/E analysis.

9

Advisory Research Strategic Income Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited)

The Fund commenced operations on December 31, 2012, after the conversion of a limited partnership account, Advisory Research Value Income Fund, L.P., which commenced operations on June 30, 2003, (the “Predecessor Account”). The Predecessor Account was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. This graph compares a hypothetical $10,000 investment in the Predecessor Account, with a similar investment in the Bloomberg Barclays Intermediate Credit Index and the ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index during the periods shown. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Intermediate Credit Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index: Consists of fixed-rate, U.S. dollar-denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. Securities must be rated investment grade including the country of risk and must be issued as public securities or 144a filing and a minimum outstanding of $100 million. The index includes perpetual preferred securities, American Depository Shares/Receipts (ADS/R), domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both DRD-eligible and non-DRD-eligible preferred stock and senior debt. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as Of October 31, 2019	1 Year	5 Years	10 Years
Advisory Research Strategic Income Fund	10.00%	3.79%	6.11%
Bloomberg Barclays Intermediate Credit Index	10.37%	3.44%	4.29%
ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index	12.77%	6.47%	7.88%

The performance table above includes information for the Predecessor Account prior to December 31, 2012. The returns for the Predecessor Account reflect its performance prior to December 31, 2012 and have been adjusted to reflect the Fund’s estimated gross annual expense ratio as set forth in the Fund’s prospectus dated December 31, 2012 as amended.

10

Advisory Research Strategic Income Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 2.27% and 0.90%, respectively, which were the amounts stated in the current prospectus dated March 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.90% of average daily net assets of the Fund. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

11

Advisory Research Strategic Income Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS — 4.7%
	ENERGY — 0.4%
340	Chevron Corp.	$39,488
	FINANCIALS — 3.5%
2,410	Ares Capital Corp.	44,103
1,190	Blackstone Group, Inc. - Class A	63,260
2,560	First Hawaiian, Inc.	69,965
980	First Interstate BancSystem, Inc. - Class A	41,121
2,290	Golub Capital BDC, Inc.	40,785
530	JPMorgan Chase & Co.	66,208
1,260	PotlatchDeltic Corp. - REIT	53,512
		378,954
	HEALTH CARE — 0.4%
300	Johnson & Johnson	39,612
	TECHNOLOGY — 0.4%
370	Texas Instruments, Inc.	43,656
	Total Common Stocks (Cost $428,251)	501,710

Principal Amount
	CORPORATE BONDS — 46.3%
	COMMUNICATIONS — 3.1%
$100,000	Pacific Bell Telephone Co. 7.125%, 3/15/2026	123,096
200,000	TWDC Enterprises 18 Corp. 2.450%, 3/4/2022	203,250
		326,346
	CONSUMER DISCRETIONARY — 3.7%
125,000	Delta Air Lines, Inc. 4.375%, 4/19/2028[1]	131,417
150,000	L Brands, Inc. 5.625%, 10/15/2023	159,187
100,000	Starbucks Corp. 3.500%, 3/1/2028[1]	108,178
		398,782
	CONSUMER STAPLES — 1.5%
150,000	Kroger Co. 3.700%, 8/1/2027[1]	159,680
	FINANCIALS — 25.5%
175,000	Apollo Investment Corp. 5.250%, 3/3/2025	181,383
125,000	Ares Capital Corp. 3.875%, 1/15/2020[1]	125,241

12

Advisory Research Strategic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$150,000	Bank of America Corp. 6.500%[1,2,3]	$170,081
240,000	Charles Schwab Corp. 7.000%[1,2,3]	261,000
150,000	Citigroup, Inc. 6.250%[1,2,3]	169,125
	Goldman Sachs Group, Inc.
50,000	5.300%[1,2,3]	53,535
128,000	6.065% (3-Month USD Libor+388 basis points)[1,2,4]	128,346
300,000	JPMorgan Chase & Co. 6.750%[1,2,3]	334,719
325,000	M&T Bank Corp. 6.450%[1,2,3]	355,062
	MetLife, Inc.
100,000	5.250%[1,2,3]	100,900
100,000	6.400%, 12/15/2066[1]	121,461
250,000	Northern Trust Corp. 4.600%[1,2,3]	258,125
	Wells Fargo & Co.
53,000	5.889% (3-Month USD Libor+377 basis points)[1,2,4]	53,663
200,000	5.875%[1,2,3]	221,500
145,000	Weyerhaeuser Co. 7.950%, 3/15/2025	179,078
		2,713,219
	HEALTH CARE — 0.9%
90,000	Thermo Fisher Scientific, Inc. 4.150%, 2/1/2024[1]	97,014
	INDUSTRIALS — 3.9%
100,000	Actuant Corp. 5.625%, 6/15/2022[1]	101,000
75,000	Amphenol Corp. 2.200%, 4/1/2020	75,042
100,000	Caterpillar, Inc. 3.900%, 5/27/2021	103,188
125,000	Hexcel Corp. 4.700%, 8/15/2025[1]	135,194
		414,424
	TECHNOLOGY — 4.2%
100,000	Apple, Inc. 3.000%, 2/9/2024[1]	104,542
175,000	Avnet, Inc. 4.625%, 4/15/2026[1]	186,780

13

Advisory Research Strategic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	TECHNOLOGY (Continued)
$150,000	CDW LLC / CDW Finance Corp. 5.000%, 9/1/2025[1]	$156,750
		448,072
	UTILITIES — 3.5%
150,000	Dominion Energy, Inc. 5.750%, 10/1/2054[1,3]	161,881
200,000	Southern Co. 5.500%, 3/15/2057[1,3]	209,270
		371,151
	TOTAL CORPORATE BONDS (Cost $4,720,465)	4,928,688

Number of Shares
	EXCHANGE-TRADED FUNDS — 4.3%
2,530	Vanguard Intermediate-Term Corporate Bond ETF	231,748
2,780	Vanguard Short-Term Corporate Bond ETF	225,931
	Total Exchange-Traded Funds (Cost $440,890)	457,679
	PREFERRED STOCKS — 16.3%
	CONSUMER DISCRETIONARY — 1.2%
3,000	eBay, Inc. 6.000%, 2/1/2056[1]	79,830
2,000	Stanley Black & Decker, Inc. 5.750%, 7/25/2052[1]	51,740
		131,570
	CONSUMER STAPLES — 0.8%
	CHS, Inc.
1,000	7.100%[1,2,3]	27,370
2,000	7.500%[1,2]	55,360
		82,730
	FINANCIALS — 13.8%
2,000	American Financial Group, Inc. 6.250%, 9/30/2054[1]	50,800
3,000	American International Group, Inc. 5.850%[1,2]	81,510
	Bank of America Corp.
1,000	6.000%[1,2]	27,250
4,000	6.200%[1,2]	104,280
2,000	Capital One Financial Corp. 6.700%[1,2]	50,720

14

Advisory Research Strategic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	FINANCIALS (Continued)
2,000	Charles Schwab Corp. 6.000%[1,2]	$53,880
	Citigroup, Inc.
2,000	6.300%[1,2]	52,480
1,500	6.875%[1,2,3]	42,450
2,000	Fifth Third Bancorp 6.625%[1,2,3]	57,040
2,000	Goldman Sachs Group, Inc. 6.300%[1,2]	52,660
2,000	Hartford Financial Services Group, Inc. 7.875%, 4/15/2042[1,3]	56,860
1,500	JPMorgan Chase & Co. 6.000%[1,2]	42,735
2,000	KeyCorp 6.125%[1,2,3]	59,960
	Morgan Stanley
2,000	6.625%[1,2]	50,940
1,500	7.125%[1,2,3]	43,605
4,000	Newtek Business Services Corp. 6.250%, 3/1/2023[1]	102,700
	Oaktree Capital Group LLC
2,000	6.550%[1,2]	53,780
2,000	6.625%[1,2]	53,940
2,000	PNC Financial Services Group, Inc. 6.125%[1,2,3]	54,380
4,000	Public Storage 5.875%[1,2]	101,080
3,000	State Street Corp. 6.000%[1,2]	76,200
1,000	U.S. Bancorp 6.500%[1,2,3]	27,360
	Wells Fargo & Co.
2,000	5.500%[1,2]	51,980
2,000	6.000%[1,2]	52,120
2,300	Zions Bancorp N.A. 6.950%, 9/15/2028[1,3]	66,125
		1,466,835
	UTILITIES — 0.5%
2,000	Southern Co. 6.250%, 10/15/2075[1]	52,780
	TOTAL PREFERRED STOCKS (Cost $1,709,063)	1,733,915

15

Advisory Research Strategic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

Principal Amount		Value
	U.S. TREASURY SECURITIES — 25.8%
	United States Treasury Note
$200,000	1.500%, 5/31/2020	$199,844
100,000	2.125%, 6/30/2021	100,895
150,000	1.375%, 9/30/2023	149,156
250,000	2.125%, 9/30/2024	256,865
200,000	1.625%, 5/15/2026	200,320
650,000	2.250%, 8/15/2027	679,732
100,000	2.875%, 5/15/2028	109,691
200,000	2.625%, 2/15/2029	216,235
375,000	5.375%, 2/15/2031	515,229
225,000	United States Treasury Bond 4.375%, 5/15/2041	314,429
	TOTAL U.S. TREASURY SECURITIES (Cost $2,585,370)	2,742,396
	SHORT-TERM INVESTMENTS — 2.3%
240,969	UMB Money Market Fiduciary, 0.25%[5]	240,969
	TOTAL SHORT-TERM INVESTMENTS (Cost $240,969)	240,969

	TOTAL INVESTMENTS — 99.7% (Cost $10,125,008)	10,605,357

	Other Assets in Excess of Liabilities — 0.3%	35,460
	TOTAL NET ASSETS — 100.0%	$10,640,817

ETF – Exchange-Traded Fund

REIT – Real Estate Investment Trust

[1]	Callable.
[2]	Perpetual security. Maturity date is not applicable.
[3]	Variable rate security.
[4]	Floating rate security.
[5]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

16

Advisory Research Strategic Income Fund

SUMMARY OF INVESTMENTS

As of October 31, 2019

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financials	25.5%
Technology	4.2%
Industrials	3.9%
Consumer Discretionary	3.7%
Utilities	3.5%
Communications	3.1%
Consumer Staples	1.5%
Health Care	0.9%
Total Corporate Bonds	46.3%
Preferred Stocks
Financials	13.8%
Consumer Discretionary	1.2%
Consumer Staples	0.8%
Utilities	0.5%
Total Preferred Stocks	16.3%
Common Stocks
Financials	3.5%
Technology	0.4%
Health Care	0.4%
Energy	0.4%
Total Common Stocks	4.7%
Exchange-Traded Funds	4.3%
U.S. Treasury Securities	25.8%
Short-Term Investments	2.3%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

17

Advisory Research Funds

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2019

	All Cap Value Fund	Strategic Income Fund
Assets:
Investments, at cost	$6,884,361	$10,125,008
Investments, at value	$9,407,727	$10,605,357
Receivables:
Dividends and interest	4,153	71,525
Due from Advisor	3,018	1,636
Prepaid expenses	10,926	12,059
Total assets	9,425,824	10,690,577

Liabilities:
Payables:
Auditing fees	18,166	18,419
Fund services fees	8,861	16,314
Legal fees	7,234	6,090
Trustees' deferred compensation (Note 3)	2,977	2,971
Chief Compliance Officer fees	1,643	2,700
Shareholder reporting fees	1,166	375
Trustees' fees and expenses	-	967
Other accrued expenses	859	1,924
Total liabilities	40,906	49,760

Net Assets	$9,384,918	$10,640,817

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$5,899,847	$10,164,606
Total distributable earnings	3,485,071	476,211
Net Assets	$9,384,918	$10,640,817

Shares of beneficial interest issued and outstanding	806,612	1,116,679
Net asset value per share	$11.63	$9.53

See accompanying Note to Financial Statements

18

Advisory Research Funds

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2019

	All Cap Value Fund	Strategic Income Fund
Investment Income:
Dividends (net of foreign withholding taxes of $0, and $0, respectively)	$156,282	$168,928
Interest	864	297,970
Total investment income	157,146	466,898

Expenses:
Advisory fees	74,084	75,606
Fund services fees	34,684	49,200
Registration fees	19,963	20,387
Auditing fees	18,217	18,417
Legal fees	11,079	8,990
Trustees' fees and expenses	7,346	7,280
Miscellaneous	4,468	3,947
Shareholder reporting fees	1,978	3,125
Insurance fees	1,354	1,332
Chief Compliance Officer fees	881	1,439
Total expenses	174,054	189,723
Advisory fees waived	(74,084)	(75,606)
Other expenses absorbed	(1,204)	(16,908)
Net expenses	98,766	97,209
Net investment income	58,380	369,689

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	971,913	(32,451)
Net change in unrealized appreciation/depreciation on investments	141,556	700,365
Net realized and unrealized gain (loss)	1,113,469	667,914
Net Increase in Net Assets from Operations	$1,171,849	$1,037,603

See accompanying Note to Financial Statements

19

Advisory Research All Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$58,380	$50,700
Net realized gain on Investments	971,913	2,872,192
Net change in unrealized appreciation/depreciation on Investments	141,556	(1,665,371)
Net increase in net assets resulting from operations	1,171,849	1,257,521

Distributions to Shareholders:
Distributions	(2,940,027)	(1,390,048)
Total	(2,940,027)	(1,390,048)
Capital Transactions:
Proceeds from shares sold	761,793	287,714
Reinvestment of distributions	2,940,025	1,042,232
Cost of shares redeemed[1]	(3,123,743)	(6,225,440)
Net increase (decrease) in net assets from capital transactions	578,075	(4,895,494)

Total decrease in net assets	(1,190,103)	(5,028,021)

Net Assets:
Beginning of year	10,575,021	15,603,042
End of year	$9,384,918	$10,575,021

Capital Share Transactions:
Shares sold	59,931	19,712
Shares issued on reinvestment	315,115	72,986
Shares redeemed	(286,487)	(430,733)
Net increase (decrease) in capital share transactions	88,559	(338,035)

[1]	Net of redemption fee proceeds of $1,311 and $27, respectively.

See accompanying Notes to Financial Statements.

20

Advisory Research Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$369,689	$398,299
Net realized loss on investments	(32,451)	(17,438)
Net change in unrealized appreciation/depreciation on investments	700,365	(550,506)
Net increase (decrease) in net assets resulting from operations	1,037,603	(169,645)

Distributions to Shareholders:
Distributions	(372,928)	(409,008)
Total	(372,928)	(409,008)

Capital Transactions:
Net proceeds from shares sold	1,215,473	2,556,220
Reinvestment of distributions	372,174	349,804
Cost of shares redeemed [1]	(2,014,450)	(2,730,767)
Net increase (decrease) in net assets from capital transactions	(426,803)	175,257

Total increase (decrease) in net assets	237,872	(403,396)

Net Assets:
Beginning of period	10,402,945	10,806,341
End of period	$10,640,817	$10,402,945

Capital Share Transactions:
Shares sold	133,622	279,388
Shares issued on reinvestment	40,711	38,013
Shares redeemed	(217,555)	(299,304)
Net increase (decrease) in capital share transactions	(43,222)	18,097

[1]	Net of redemption fee proceeds of $12 and $2,017, respectively.

See accompanying Notes to Financial Statements.

21

Advisory Research All Cap Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.73	$14.77	$12.99	$15.02	$17.07
Income from investment operations:
Net investment income[1]	0.07	0.06	0.06	0.09	0.11
Net realized and unrealized gain (loss)	0.85	1.27	2.68	0.26	(0.31)
Total from investment operations	0.92	1.33	2.74	0.35	(0.20)

Less distributions:
From net investment income	(0.07)	(0.05)	(0.09)	(0.13)	(0.08)
From net realized gain	(3.95)	(1.32)	(0.87)	(2.28)	(1.77)
Total distributions	(4.02)	(1.37)	(0.96)	(2.41)	(1.85)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	0.03	- [2]

Net asset value, end of period	$11.63	$14.73	$14.77	$12.99	$15.02

Total return[3]	12.95%	9.33%	21.93%	3.57%	(1.10%)

Ratios and Supplemental Data:
Net assets, end of period (millions)	$9.4	$10.6	$15.6	$20.9	$29.4

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.76%	1.78%	1.74%	1.52%	1.23%
After fees waived and expenses absorbed	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.17%)	(0.39%)	(0.29%)	0.18%	0.49%
After fees waived and expenses absorbed	0.59%	0.39%	0.45%	0.70%	0.72%

Portfolio turnover rate	26%	42%	31%	51%	56%

[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

22

Advisory Research Strategic Income Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.97	$9.46	$9.47	$9.70	$9.85
Income from investment operations:
Net investment income [1]	0.32	0.35	0.39	0.40	0.44
Net realized and unrealized gain (loss)	0.56	(0.49)	(0.04)	(0.08)	(0.11)
Total from investment operations	0.88	(0.14)	0.35	0.32	0.33

Less distributions:
From net investment income	(0.32)	(0.34)	(0.36)	(0.42)	(0.43)
From net realized gain	-	(0.01)	-	(0.13)	(0.05)
Total distributions	(0.32)	(0.35)	(0.36)	(0.55)	(0.48)

Redemption fee proceeds [1]	- [2]	- [2]	- [2]	- [2]	-

Net asset value, end of period	$9.53	$8.97	$9.46	$9.47	$9.70

Total return [3]	10.00%	(1.43%)	3.83%	3.42%	3.42%

Ratios and Supplemental Data:
Net assets, end of period (millions)	$10.6	$10.4	$10.8	$12.5	$30.3

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.76%	2.27%	2.49%	1.99%	1.12%
After fees waived and expenses absorbed	0.90%	0.90%	0.90%	0.91%	0.90%
Ratio of net investment income to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.56%	2.41%	2.53%	3.19%	4.24%
After fees waived and expenses absorbed	3.42%	3.78%	4.12%	4.27%	4.46%

Portfolio turnover rate	36%	48%	64%	63%	26%

[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

23

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Note 1 – Organization

Advisory Research All Cap Value Fund (the “All Cap Value Fund”), and Advisory Research Strategic Income Fund (the “Strategic Income Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Advisory Research Funds are diversified funds. The All Cap Fund’s primary investment objective is to provide long-term capital appreciation. The Strategic Income Fund’s primary investment objective is to seek high current income and long term capital appreciation. The All Cap Value Fund commenced investment operations on November 16, 2009, and the Strategic Income Fund commenced investment operations on December 31, 2012. Each of the Funds is authorized to issue a single class of shares.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Preferred Stocks

Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

24

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

(c) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities. Each ETF in which each Fund invests are subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and Expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

25

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

(f) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2016 – 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually, except for the Strategic Income Fund which will distribute net investment income, if any, monthly. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc. (ARI), a wholly owned subsidiary of Piper Jaffray Companies (the “Advisor”) on December 13, 2013. On September 27, 2019, ARI was acquired by a partner group led by the firm’s current managing director and executive committee chair (the “Transaction”). The Transaction resulted in an assignment and termination of the Funds’ current Agreement. At a meeting held on September 18 and 19, 2019, the Board of Trustees of the Trust approved a New Advisory Agreement (the “New Agreement”), which allows ARI to continue to serve as the investment adviser to the Funds under terms substantially similar to those of the current Agreement. The New Agreement is effective for 150 days from the closing of the Transaction, unless approved by the shareholders for the Funds, in which case the New Agreement will remain in effect for a two-year period. Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

26

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

All Cap Value Fund	0.75%
Strategic Income Fund	0.70%

The Funds’ Advisor has contractually agreed to waive its fee and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed the following levels:

Expense Limit as a % of average daily net assets
All Cap Value Fund	1.00%
Strategic Income Fund	0.90%

This agreement is in effect until February 29, 2020 and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor waived fees and absorbed other expenses for the year ended October 31, 2019 as stated below:

All Cap Value Fund	$75,288
Strategic Income Fund	92,514

Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At October 31, 2019, the amount of these potentially recoverable expenses was $310,258 and $388,076, for the All Cap Value Fund and Strategic Income Fund, respectively. The Advisor may recapture all or a portion of the following amounts no later than October 31, of the years stated below:

	All Cap Value Fund	Strategic Income Fund
2020	$132,929	$150,946
2021	102,041	144,616
2022	75,288	92,514
Total	$310,258	$388,076

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2019 are reported on the Statements of Operations as Fund services fees.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

27

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended October 31, 2019, each Fund’s allocated fees paid to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees had adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2019, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

At October 31, 2019, gross unrealized appreciation (depreciation) on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	All Cap Value Fund	Strategic Income Fund
Cost of investments	$6,918,111	$10,127,143

Gross unrealized appreciation	$2,607,287	$506,918
Gross unrealized depreciation	(117,671)	(28,704)
Net unrealized appreciation on investments	$2,489,616	$478,214

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

At October 31, 2019, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, the capital loss carryforwards are as follows:

	Not Subject to Expiration
	Short-Term	Long-Term	Total
All Cap Value Fund	-	-	-
Strategic Income Fund	-	35,378	35,378

28

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

As October 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	All Cap Value Fund	Strategic Income Fund

Undistributed ordinary income	$126,008	$36,346
Undistributed long-term capital gains	872,424	-
Tax accumulated earnings	998,432	36,346

Accumulated capital and other losses	(2,977)	(38,349)
Unrealized appreciation on investments	2,489,616	478,214
Total accumulated earnings	$3,485,071	$476,211

The tax character of distributions paid during the fiscal year ended October 31, 2019 and 2018 were as follows:

	All Cap Value Fund		Strategic Income Fund
	2019	2018	2019	2018
Distributions paid from:
Ordinary income	$313,514	$100,506	$372,928	$392,258
Net long-term capital gains	2,626,513	1,289,542	-	16,750
Total taxable distributions	2,940,027	1,390,048	372,928	409,008
Total distributions paid	$2,940,027	$1,390,048	$372,928	$409,008

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2019, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase/(Decrease)
	Paid-in Capital	Total Distributable Earnings (Loss)

All Cap Value Fund	$2	$(2)
Strategic Income Fund	(1,003)	1,003

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended October 31, 2019 and the year ended October 31, 2018, redemption fees were as follows:

	October 31, 2019	October 31, 2018
All Cap Value Fund	$1,311	$27
Strategic Income Fund	12	2,017

29

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

Note 6 – Investment Transactions

For the year ended October 31, 2019, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
All Cap Value Fund	$2,459,351	$4,653,400
Strategic Income Fund	3,634,598	3,615,819

Note 7 – Loan and Pledge Agreement

The Funds together with other Advisory Research MLP Funds managed by the Advisor (together “Advisory Research Funds”) have entered into a $15 million Senior Secured Revolving Credit Facility (“Facility”) with UMB Bank n.a. (“UMB Loan Agreement”). Each Fund is permitted to borrow up to the lesser of one-third of its total assets, or the maximum amount permitted subject to each Fund’s investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each borrower. The loan is fully collateralized throughout the term of the loan with securities or other assets of each Fund that has an aggregate market value of at least three times the loan balance. Securities that have been pledged as collateral for the loan are indicated in the Schedules of Investments (if any). Borrowings under the UMB Loan Agreement are charged interest at a calculated rate computed by UMB Bank n.a. based on the London Interbank Offered Rate (LIBOR) rate plus 1.00%, adjusting monthly. The line of credit was terminated on September 27, 2019. The Funds did not borrow under the line of credit agreement during the period November 1, 2018 through September 26, 2019.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

30

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2019, in valuing the Funds’ assets carried at fair value:

All Cap Value Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$9,120,379	$-	$-	$9,120,379
Short-Term Investments	287,348	-	-	287,348
Total Investments	$9,407,727	$-	$-	$9,407,727

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Strategic Income Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks[1]	$501,710	$-	$-	$501,710
Corporate Bonds[1]	-	4,928,688	-	4,928,688
Exchange-Traded Funds	457,679	-	-	457,679
Preferred Stocks[1]	1,733,915	-	-	1,733,915
U.S. Treasury Securities	-	2,742,396	-	2,742,396
Short-Term Investments	240,969	-	-	240,969
Total Investments	$2,934,273	$7,671,084	$-	$10,605,357

[1]	For a detailed break-out of common stocks, corporate bonds, and preferred stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 3 securities at period end.

Note 10 – New Accounting Pronouncement

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Funds have adopted ASU 2018-13 with these financial statements.

31

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2019

Note 11 - Reorganization

At a meeting held on September 18 and 19, 2019, the Board of Trustees of the Trust (the “Board”) approved the Agreement and Plan of Reorganization (the “Plan) providing for the reorganization of the Advisory Research All Cap Value Fund and the Advisory Research Strategic Income Fund (each an “Acquired Fund”), each a series of the Trust, into the North Square Advisory Research All Cap Value Fund and the North Square Strategic Income Fund (each an “Acquiring Fund”), respectively, each a newly created series of North Square Investments Trust. The reorganization of each Acquired Fund is subject to approval by its shareholders. Each Acquiring Fund has the same investment objectives and investment strategies as the corresponding Acquired Fund.

The Board will call a shareholder meeting at which shareholders of each Acquired Fund will be asked to consider and vote on the Plan with respect to their Acquired Fund. If the reorganization of an Acquired Fund is approved by shareholders, the reorganization of that Acquired Fund is expected to take effect in the first quarter of 2020.

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Funds declared the payment of a distribution to be paid, on December 23, 2019, to shareholders of record on December 20, 2019 as follows:

	Long Term Capital Gain	Short Term Capital Gain	Income
All Cap Value Fund	$1.09543	$0.10095	$0.07180
Strategic Income Fund	0.00000	0.00000	0.04273

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the Advisory Research Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Advisory Research All Cap Value Fund and Advisory Research Strategic Income Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 30, 2019

33

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Capital Gain Designation

For the fiscal year ended October 31, 2019, the All Cap Value Fund designates $2,626,513, respectively, as a 20.00% rate gain distribution for purposes of the dividends paid deduction.

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2019, 100.00% and 35.17% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the All Cap Value and the Strategic Income Funds, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the All Cap Value and Strategic Income Funds designate income dividends of 100.00% and 35.63%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2019.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	2	Investment Managers Series Trust, a registered investment company (includes 59 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.

34

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	2	Investment Managers Series Trust, a registered investment company (includes 59 portfolios), 361 Social Infrastructure Fund, a closed-end investment company, and Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	2	Investment Managers Series Trust, a registered investment company (includes 59 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.

35

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	2	Investment Managers Series Trust, a registered investment company (includes 59 portfolios), Investment Managers Series Trust II, a registered investment company (includes 14 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

36

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	2

Investment Managers Series Trust, a registered investment company (includes 59 portfolios), Investment Managers Series Trust II, a registered investment company (includes 14 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 - June 2014); and President, 361 Social Infrastructure Fund (December 2019 – present).	2	Investment Managers Series Trust, a registered investment company (includes 59 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.

37

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; and Treasurer, 361 Social Infrastructure Fund (December 2019 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016); and Vice President and Assistant Secretary, 361 Social Infrastructure Fund (December 2019 – present).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015); and Secretary, 361 Social Infrastructure Fund (December 2019 – present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

38

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

39

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on September 18-19, 2019, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research All Cap Value Fund (the “All Cap Fund”) and the Advisory Research Strategic Income Fund (the “Strategic Income Fund” and together with the All Cap Fund, the “Funds”) series of the Trust for an additional one-year term from when it otherwise would expire.

At the same in-person meeting, the Board, including the Independent Trustees, unanimously approved a new advisory agreement (the “New Advisory Agreement”) between the Trust and the Investment Advisor with respect to each Fund, in connection with a pending management buy-out of Piper Jaffray Companies’ ownership interest in the Investment Advisor (the “Transaction”), which would result in a change of control of the Investment Advisor (“New ARI”). Under the 1940 Act, the change of control of the Investment Advisor would result in the automatic termination of the existing Advisory Agreement. Approval of the New Advisory Agreement was proposed to ensure continuity of management until the closing of the proposed reorganization of each Fund into a newly created series of North Square Investments Trust, which the Board approved at that meeting. The New Advisory Agreement would be identical in all material respects to the existing Advisory Agreement, except for differences reflecting certain requirements of Rule 15a-4 under the 1940 Act, such as the date of execution, duration of the agreement, termination, and compensation conditions. The Board approved the New Advisory Agreement, and New ARI began providing services to the Funds under the New Advisory Agreement on September 27, 2019, upon the closing of the Transaction.

In approving renewal of the Advisory Agreement and approving the New Advisory Agreement, the Board, including the Independent Trustees, determined that each such approval was in the best interests of each Fund and its shareholders.

Advisory Agreement

Background

In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended June 30, 2019; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

40

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•	The All Cap Fund’s annualized total returns for the one-, three-, and five-year periods were above the Russell 3000 Value Index returns and the Peer Group and Large Blend Fund Universe median returns.

•	The Strategic Income Fund’s annualized total return for the five-year period was above the Bloomberg Barclays U.S. Intermediate Credit Index return and the Peer Group and Multisector Bond Fund Universe median returns, but below the BofAML Preferred Stock Fixed Rate Index return by 2.77%. The Fund’s annualized total return for the three-year period was above the Bloomberg Barclays Index return, but below the Peer Group and Fund Universe median returns and the BofAML Index return by 0.55%, 1.15%, and 1.55%, respectively. The Fund’s total return for the one-year period was the same as the Peer Group median return, but below the Fund Universe median return by 0.53%, the BofAML Index return by 0.75%, and the Bloomberg Barclays Index return by 1.91%. The Trustees considered the Investment Advisor’s observation that the most significant detractor from the Fund’s performance had been fixed-rate preferred securities, to which the Fund had recently lowered its exposure due to the current interest rate environment, and that the Fund’s underperformance was largely explained by the Peer Group funds’ allocation of greater percentages of their portfolios to preferred securities, high yield securities, and leveraged loan securities than the Fund, as each of these classes performed exceptionally well relative to the overall fixed income universe during the relevant time periods.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The All Cap Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median, but higher than the Large Blend Fund Universe median by 0.075%. The Trustees noted that the Fund’s advisory fee was within the range of advisory fees that the Investment Advisor charges to its institutional clients to manage separate account assets with similar objectives and policies as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients. The Trustees considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group and Fund Universe medians by 0.04% and 0.18%, respectively. The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of funds in the Peer Group, and significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

41

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

•	The Strategic Income Fund’s annual investment advisory fee (gross of fee waivers) was above both the Peer Group and Multisector Bond Fund Universe medians by 0.10%. The Trustees considered the Investment Advisor’s observations that while the Fund primarily invests in fixed income securities, it also invests in preferred and common stock, and that most of the funds in the Peer Group invest only in fixed income securities. The Trustees noted that the Fund’s advisory fee was within the range of advisory fees that the Investment Advisor charges to its institutional clients to manage separate account assets with similar objectives and policies as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients. The Trustees also considered that the Fund’s advisory fee was lower than the advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.09% and 0.11%, respectively. The Trustees noted, however, that the Fund’s total expenses were likely high because the Fund’s advisory fee was high, and as noted previously, that most of the funds in the Peer Group invest only in fixed income securities, while the Fund also invests in preferred and common stock. The Trustees also considered that the average net assets of the Fund were significantly lower than the average net assets of corresponding classes of funds in the Peer Group and Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended June 30, 2019, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses for the Strategic Income Fund; had waived a significant portion of its advisory fee for the All Cap Fund; and had not realized a profit with respect to either Fund.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Trustees noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Funds grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement with respect to each Fund.

42

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

New Advisory Agreement

Background

In advance of the meeting, the Board received information about the Funds and the New Advisory Agreement from New ARI and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of New ARI; information regarding the background, experience, and compensation structure of relevant personnel who had and would continue to provide services to the Funds; information about New ARI’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the estimated profitability of New ARI’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index, Peer Group and Fund Universe for the one-, three-, and five-year periods ended June 30, 2019; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the New Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of New ARI were present during the Board’s consideration of the New Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving the New Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The information reviewed by the Board regarding the performance of the Funds is described above under “Advisory Agreement.” There was no change in the investment strategies of the Funds or the investment personnel providing services to the Funds in connection with the Transaction and proposed appointment of New ARI as the investment advisor to the Funds.

The Board also considered the overall quality of services to be provided by New ARI to the Funds. In doing so, the Board considered New ARI’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of New ARI, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services expected to be provided by New ARI to the Funds were satisfactory.

Advisory Fee and Expense Ratio

The information reviewed by the Board regarding the advisory fees and expenses paid by the Funds is described above under “Advisory Agreement.” There was no change to the fees and expenses of the Funds in connection with the Transaction and proposed appointment of New ARI as the investment advisor to the Funds.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to New ARI under the New Advisory Agreement was fair and reasonable in light of the nature and quality of the services New ARI was expected to provide to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by New ARI relating to its estimated costs and profits with respect to each Fund. The information included the Investment Advisor’s actual costs and profits for the year ended June 30, 2019, adjusted to reflect the expected effects of the Transaction. The Board noted that similar to the Investment Advisor’s actual results during the period, New ARI expected that it would have waived its entire advisory fee and subsidized certain of the operating expenses for the Strategic Income Fund; would have waived a significant portion of its advisory fee for the All Cap Value Fund; and would not have realized a profit with respect to either Fund.

43

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

The Board also considered the benefits to be received by New ARI as a result of New ARI’s relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of New ARI’s compliance program, and the intangible benefits of New ARI’s association with the Funds generally and any favorable publicity arising in connection with a Fund’s performance. The Board also noted that although there were no advisory fee breakpoints, the asset level of each Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of the New Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved the New Advisory Agreement with respect to each Fund.

44

Advisory Research Funds

EXPENSE EXAMPLES

For the Six Months Ended October 31, 2019 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Advisory Research All Cap Value Fund	5/1/19	10/31/19	5/1/19-10/31/19
Actual Performance	$ 1,000.00	$ 1,024.70	$ 5.10
Hypothetical (5% annual return before expenses)	1,000.00	1,020.17	5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

45

Advisory Research Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended October 31, 2019 (Unaudited)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Advisory Research Strategic Income Fund	5/1/19	10/31/19	5/1/19 – 10/31/19
Actual Performance	$ 1,000.00	$ 1,051.00	$ 4.66
Hypothetical (5% annual return before expenses)	1,000.00	1,020.66	4.59

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Advisory Research Funds

Each a series of Investment Managers Series Trust

Investment Advisor

Advisory Research, Inc.

Two Prudential Plaza

180 North Stetson, Suite 5500

Chicago, Illinois 60601

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research All Cap Value Fund	ADVGX	461 418 816
Advisory Research Strategic Income Fund	ADVNX	461 41P 503

Privacy Principles of the Advisory Research Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting

The Funds’ proxy voting policies and procedures, as well as information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (888) 665-1414 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds will file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to their use of Form N-PORT, the Funds filed their complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 665-1414.

Advisory Research Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 665-1414

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 665-1414.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$ 31,200	$ 30,900
Audit-Related Fees	N/A	N/A
Tax Fees	$ 5,600	$ 5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/9/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/9/20

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	01/9/20